Exhibit 99.1

CNET Networks, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(in thousands, except per share data)

	For the Six Months Ended June 30, 2007
	As Reported	Pro Forma Adjustments		Pro Forma
Revenues	$189,288	$(5,244	)a	$184,044

Operating expenses:
Cost of revenues	85,225	(2,914	)a	82,311
Sales and marketing	53,331	(1,069	)a	52,262
General and administrative	32,029	—		32,029
Stock option investigation and related matters	7,288	—		7,288
Depreciation	14,480	(638	)a	13,842
Amortization of intangible assets	6,429	(2,137	)a	4,292

Total operating expenses	198,782	(6,758)		192,024

Operating loss	(9,494)	1,514		(7,980)

Non-operating income (expense):
Realized gains on investments, net	1,600	—		1,600
Interest income	1,572	—		1,572
Interest expense	(2,673)	—		(2,673)
Other, net	78	—		78

Total non-operating income	577	—		577

Loss before income taxes	(8,917)	1,514		(7,403)

Income tax expense	277	—	h	277

Net loss	$(9,194)	$1,514		$(7,680)

Basic and diluted net loss per share	$(0.06)			$(0.05)

Shares used in calculating basic and diluted net loss per share	150,858			150,858

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

CNET Networks, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(in thousands, except per share data)

	For the Year Ended December 31, 2006
	As Reported	Pro Forma Adjustments		Pro Forma
Revenues	$387,376	$(16,793	)a	$370,583

Operating expenses:
Cost of revenues	170,328	(7,659	)a	162,669
Sales and marketing	98,283	(2,515	)a	95,768
General and administrative	59,086	—		59,086
Stock option investigation	13,745	—		13,745
Depreciation	22,848	(991	)a	21,857
Amortization of intangible assets	11,896	(4,274	)a	7,622
Goodwill impairments	2,793	—		2,793

Total operating expenses	378,979	(15,439)		363,540

Operating income	8,397	(1,354)		7,043

Non-operating income (expense):
Realized gains on investments, net	558	—		558
Interest income	4,871	—		4,871
Interest expense	(5,023)	—		(5,023)
Other, net	(596)	—		(596)

Total non-operating expense	(190)	—		(190)

Income before income taxes	8,207	(1,354)		6,853

Income tax expense	1,334	—	h	1,334

Income from continuing operations	$6,873	$(1,354)		$5,519

Basic income per share from continuing operations	$0.05			$0.04

Diluted net income per share from continuing operations	$0.05			$0.04

Shares used in calculating basic income per share from continuing operations	149,076			149,076

Shares used in calculating diluted income per share from continuing operations	152,313			152,313

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

CNET Networks, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(in thousands, except per share data)

	For the Year Ended December 31, 2005
	As Reported	Pro Forma Adjustments		Pro Forma
Revenues	$338,047	$(17,551	)a	$320,496

Operating expenses:
Cost of revenues	152,215	(6,091	)a	146,124
Sales and marketing	78,940	(1,425	)a	77,515
General and administrative	48,192	—		48,192
Depreciation	17,331	(449	)a	16,882
Amortization of intangible assets	9,906	(3,905	)a	6,001
Asset impairments	1,613	—		1,613

Total operating expenses	308,197	(11,870)		296,327

Operating income	29,850	(5,681)		24,169

Non-operating income (expense):
Realized gains on investments, net	1,913	—		1,913
Impairments on privately held investments	(2,083)	—		(2,083)
Interest income	1,989	—		1,989
Interest expense	(3,086)	—		(3,086)
Other, net	19	—		19

Total non-operating expense	(1,248)	—		(1,248)

Income before income taxes	28,602	(5,681)		22,921

Income tax benefit	(80)	(103	)h	(183)

Income from continuing operations	$28,682	$(5,578)		$23,104

Basic income per share from continuing operations	$0.20			$0.16

Diluted net income per share from continuing operations	$0.19			$0.15

Shares used in calculating basic income per share from continuing operations	146,030			146,030

Shares used in calculating diluted income per share from continuing operations	152,615			152,615

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

CNET Networks, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(in thousands, except per share data)

	For the Year Ended December 31, 2004
	As Reported	Pro Forma Adjustments		Pro Forma
Revenues	$272,181	$(6,054	)a	$266,127

Operating expenses:
Cost of revenues	133,469	(2,058	)a	131,411
Sales and marketing	71,530	(432	)a	71,098
General and administrative	43,803	—		43,803
Depreciation	19,604	(81	)a	19,523
Amortization of intangible assets	5,801	(1,214	)a	4,587

Total operating expenses	274,207	(3,785)		270,422

Operating income	(2,026)	(2,269)		(4,295)

Non-operating income (expense):
Realized gains on investments, net	16,605	—		16,605
Impairments on privately held investments	(1,753)	—		(1,753)
Interest income	1,872	—		1,872
Interest expense	(6,149)	—		(6,149)
Other, net	(389)	—		(389)

Total non-operating expense	10,186	—		10,186

Income before income taxes	8,160	(2,269)		5,891

Income tax expense	(83)	—	h	(83)

Income from continuing operations	$8,243	$(2,269)		$5,974

Basic income per share from continuing operations	$0.06			$0.04

Diluted net income per share from continuing operations	$0.06			$0.04

Shares used in calculating basic income per share from continuing operations	142,162			142,162

Shares used in calculating diluted income per share from continuing operations	148,017			148,017

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

CNET Networks, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(in thousands)

	As of June 30, 2007
	As Reported	Pro Forma Adjustments		Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$59,514	$45,200	b	$104,714
Investments in marketable debt securities	25,920	—		25,920
Accounts receivable, net	71,839	—		71,839
Other current assets	11,970	(118	)c	11,852

Total current assets	169,243	45,082		214,325

Restricted cash	1,634	—		1,634
Property and equipment, net	73,985	(2,080	)c	71,905
Other assets	14,815	(76	)c	14,739
Intangible assets, net	33,148	(9,923	)c	23,225
Goodwill		(19,009	)d
	141,252	(34,618	)e	87,625

Total assets	$434,077	$(20,624)		$413,453

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,365	$—		$8,365
Accrued liabilities	48,230	(2,009	)f	46,221
Revolving credit facility	60,000	—		60,000
Current portion of long-term debt	12,155	—		12,155

Total current liabilities	128,750	(2,009)		126,741

Non-current liabilities:
Long-term debt	3,587	—		3,587
Other liabilities	4,506	—		4,506

Total liabilities	136,843	(2,009)		134,834

Stockholders’ equity:
Common stock; $0.0001 par value; 400,000 shares authorized; 151,598 outstanding at June 30, 2007	15	—		15
Additional paid-in-capital	2,897,898	—		2,897,898
Accumulated other comprehensive income	(10,193)	—		(10,193)
Treasury stock, at cost; 1,510 shares at June 30, 2007	(30,453)	—		(30,453)
Accumulated deficit		(19,009	)d
	(2,560,033)	394	g	(2,578,648)

Total stockholders’ equity	297,234	(18,615)		278,619

Total liabilities and stockholders’ equity	$434,077	$(20,624)		$413,453

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

CNET Networks, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

NOTE 1 Description of Transaction

On October 25, 2007, CNET Networks, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with AG.com, Inc. (“AG”), a subsidiary of American Greetings Corporation, pursuant to which AG purchased substantially all of the assets, which included certain fixed assets and prepaid expenses, and assumed certain liabilities of the Company’s Webshots business unit, which was a reporting unit within the Company’s U.S. Media reporting segment, for $45.2 million in cash (the “Asset Sale”). The Asset Sale was completed on October 25, 2007. In accordance with the provisions of SFAS 144, Accounting for Impairment or Disposal of Long-Lived Assets, the Company will reflect the Asset Sale as a discontinued operation in its historical financial statements. In connection with the Asset Sale, CNET Networks will provide certain transition services to AG for an interim period.

NOTE 2 Pro Forma Adjustments

On August 2, 2004, CNET Networks acquired Twofold Photos, Inc. which operated the website www.Webshots.com (Twofold Photos, Inc. and Webshots are collectively referred to as “Webshots”). The results of Webshots have been included in CNET Networks’ historical statements of operations from the date of acquisition.

The accompanying unaudited pro forma condensed consolidated financial information has been prepared to reflect the effect of the Asset Sale on the Company’s historical results of operations and financial position. The unaudited pro forma condensed consolidated financial statements for the six months ended June 30, 2007 and the years ended December 31, 2006, 2005 and 2004 presents the Company’s results of operations and financial position as if the Asset Sale had occurred on August 2, 2004. The unaudited pro forma condensed consolidated balance sheet gives effect to the Asset Sale as if the transaction had occurred on June 30, 2007.

The pro forma adjustments presented herein are based on estimates and certain information that is currently available and may change as additional information becomes available. The unaudited pro forma condensed consolidated financial statements have been presented for informational purposes only and are not necessarily indicative of the results of operations or the financial position that would have been achieved had the Asset Sale been completed at the beginning of or as of the periods presented, nor are they indicative of the future results of operations or future financial position of the Company. The adjustments are described in the notes to the unaudited pro forma condensed consolidated financial statements and are set forth in the “Pro Forma Adjustments” column.

The pro forma adjustments are as follows:

a.	These adjustments are recorded to eliminate the revenues and operating expenses which CNET Networks believes are directly attributable to the Webshots Asset Sale and will not continue after completion of the transaction.

b.	To record the cash consideration received from AG.

c.	To eliminate the assets sold to AG.

d.	To adjust goodwill and accumulated deficit to reflect a goodwill impairment charge of $19.0 million. This impairment charge was recorded in the third quarter of 2007 to reduce the carrying value of the Webshots goodwill to its fair value.

e.	To eliminate the goodwill related to the Webshots business.

f.	To eliminate liabilities assumed by AG and to accrue for the estimated transaction costs associated with the sale.

Liabilities assumed	$(2,359)
Accrued transaction costs	350

$(2,009)

g.	To record the preliminary gain on the sale of the Webshots business as if the transaction had been consummated on June 30, 2007.

Proceeds from sale	$45,200
Assets sold	(2,274)
Liabilities assumed	2,359
Goodwill	(34,618)
Intangibles	(9,923)
Accrued transaction costs	(350)

Pro forma gain on sale	$394

h.	Taxes have not been provided for the pretax income for the Webshots operations for the years ended December 31, 2006 and 2004 because the total tax expense for these periods is attributable to the Company’s continuing operations. Tax expense has been provided for the year ended December 31, 2005 to the extent not otherwise attributable to the Company’s continuing operations. A tax benefit was not recorded for the pretax loss for the six months ended June 30, 2007 due to a full valuation allowance on U.S. federal and state deferred tax assets.